Filed under Rule 497(k)
Registration No. 002-83631

VALIC Company I

Small Cap Index Fund

(each, a “Fund,” and collectively, the “Funds”)

Supplement dated December 30, 2015, to the Fund’s

Summary Prospectus dated October 1, 2015, as amended

The following changes are effective immediately:

In the section entitled “Fund Summary: Small Cap Index Fund – Investment Adviser,” the portfolio manager disclosure with respect to SunAmerica Asset Management, LLC (“SAAMCo”) is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
Timothy Campion	2012	Lead Portfolio Manager
Andrew Sheridan	2013	Co-Portfolio Manager
Jane Bayar	2015	Co-Portfolio Manager

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.